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              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

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[X]      Preliminary Information Statement
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[ ]      Confidential, For Use Of The Commission
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                          ANGELCITI ENTERTAINMENT, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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
                          ANGELCITI ENTERTAINMENT, INC.
                          9000 Sheridan Street, Suite 7
                          Pembroke Pines, Florida 33024

                        PRELIMINARY INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  INTRODUCTION

     This Information Statement is furnished to the stockholders of AngelCiti Entertainment, Inc., a Nevada corporation ("AngelCiti" or the "Company"), in connection with action taken by our board of directors and the holders of a majority in interest of our voting capital stock to (i) approve amendments to our Articles of Incorporation (collectively, the "Charter Amendments") that (1) effect a one-for-190 reverse stock split of our common stock; (2) after giving effect to the one-for-190 reverse split of our common stock, increase the number of shares of our common stock which we have authority to issue from 1,578,947 shares to 1,000,000,000 shares and make a corresponding change to the aggregate number of shares of all classes of stock which we have authority to issue, (3) revise the preferences and rights of our Series A and Series B Preferred Stock,
(4) increase the number of shares of Series A and Series B Preferred Stock which we have authority to issue from 50,000 and 100,000 shares, respectively, to 1,000,000 shares each, and (5) create a new Series C and D Preferred Stock of 1,000,000 shares each, respectively, and 11,000,0000 shares of "blank check" preferred stock, and (ii) approve the merger of Nurovysn Merger Corporation, a Nevada corporation ("Nurovysn"), with and into a subsidiary of our company (the "Merger"). The foregoing actions have been approved by the written consent of the holders of a majority in interest of our voting capital stock, consisting of our outstanding common stock, par value $0.00025 per share, and our Series A Preferred Stock, par value $0.001 per share, acting jointly with our board of directors, by written consent on February ___, 2006.

     The Charter Amendments have not yet been filed with the Secretary of State of the State of Nevada and, under federal securities laws, may not be effective until at least 20 days after the mailing of this Information Statement. We anticipate that the filing and effective date for the Charter Amendments with the Nevada Secretary of State will be on or about March __, 2006.

               RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

     If the Charter Amendments were not approved by written consent, they would have been required to be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Charter Amendments. The elimination of the need for a special meeting of stockholders to approve the Charter Amendments is made possible by Section 78.320 of the Nevada General Corporation Law (the "Nevada Law"), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to

Section 78.390 of the Nevada Law, a majority in interest of our capital stock entitled to vote thereon is required in order to amend our Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special stockholders meeting and in order to effect the Charter Amendments as early as possible, our board of directors determined that it was in the best interests of all of our shareholders that the Charter Amendments be adopted by written consent. As discussed hereafter, the board of directors approved the Charter Amendments in order to increase the number of authorized shares of our common stock to 1,000,000,000 shares, revise the preferences and rights of our Series A and Series B Preferred Stock, increase the number of authorized shares of Series A and Series B Preferred Stock to 1,000,000 shares each, respectively, create two new series of Preferred Stock, Series C and D, and "blank check" preferred stock and effect a one-for-190 reverse split of our common stock, all prior to the Merger with Nurovysn. Similarly, if the Merger was not approved by written consent, it would have been required to be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Merger. The elimination of the need for a special meeting of stockholders to approve the Merger is made possible by
Section 78.320 of the Nevada Law. Pursuant to Section 92A.120 of the Nevada Law, a majority in interest of our capital stock entitled to vote thereon is required in order to approver the Merger. In order to eliminate the costs and management time involved in holding a special stockholders meeting and in order to effect the Merger as early as possible, our board of directors determined that it was in the best interests of all of our shareholders that the Merger be adopted by written consent. As discussed hereafter, the board of directors approved the Merger principally because of the future prospects of the Immunomodulator Drug, as hereafter described. See "The Merger - Principal Reasons for the Merger."

     The record date for purposes of determining the number of outstanding shares of our voting capital stock, and for determining stockholders entitled to vote, is the close of business on February __, 2006 (the "Record Date"). As of the Record Date, we had outstanding 300,000,000 shares of common stock having one vote per share and 20,000 shares of Series A Preferred Stock having 20,000 votes per share.

     The transfer agent for our common and preferred stock is Holladay Stock Transfer, Inc., 2939 N. 67th Place, Scottsdale, AZ 85251.

                       THE ONE-FOR-190 REVERSE STOCK SPLIT

GENERALLY

     Our board of directors and the holders of a majority in interest of our voting capital stock have approved an amendment to our Articles of Incorporation to effect a one-for-190 reverse split of our common stock and, in conjunction with such reverse split, the reduction of the authorized number of shares of common stock from 300,000,000 to 1,578,947.

     Our board of directors and a majority in interest of our voting capital stock has adopted resolutions:

     o approving the one-for-190 reverse split of our common stock and, in conjunction with such reverse split, the reduction of the authorized number of shares of common stock from 300,000,000 to 1,578,947;

     o approving the amendment of our Articles of Incorporation to effect the reverse split and, in conjunction with such reverse split, the reduction of the authorized number of shares of common stock from 300,000,000 to 1,578,947; and

     o approving and authorizing any other action it deems necessary to effect the reverse split and, in conjunction with such reverse split, the reduction of the authorized number of shares of common stock from 300,000,000 to 1,578,947.

     The reverse split will become effective as soon as reasonably practicable after the expiration of 20 days after the mailing of this Information Statement. We anticipate that the effective date for the reverse split will be on or about March __, 2006 after our filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. The reverse split will be implemented by the same charter amendment as the other Charter Amendments. Once the reverse split is implemented, our two Series A Preferred Stockholders will hold approximately 99.6% of the combined voting power of the Voting Stock until the modification of the terms of the Series A Preferred Stock (when it will drop to approximately 93.7%) and the Merger. See "Effect of Reverse Split on Voting Power of Holders of Common Stock" below.

REASONS FOR THE REVERSE SPLIT

     The purpose of the reverse split is to more appropriately align our company's share base with its current and anticipated operations and financial performance. We anticipate that, barring unforeseen circumstances, the smaller share base resulting from the reverse split would serve to highlight our company's future financial results and would position our common stock in a price range that is more attractive to a broader range of investors, consistent with our objective of enhancing long-term stockholder value.

     Our board of directors believes that the current market price of our common stock has had a negative effect on the marketability of our common stock, the amount and percentage of transaction costs paid by individual stockholders, and our company's potential ability to raise capital by issuing additional shares of common stock. Our board of directors believes that the internal policies of some institutional investors prevent the purchase of low-priced stocks and that a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. In addition, brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks -- that is, the current share price of the common stock results in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of the total share value -- than would be the case if the Company's share price were substantially higher. Our board of directors believes these higher commissions may discourage individuals and institutions from purchasing our common stock.

     Our board of directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse split, and the anticipated increase in the market price of our common stock, could encourage interest in the common stock and could promote greater liquidity for our stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse split and the voting power held by our two Series A Preferred Stockholders after the reverse split until the Merger. In addition, although any increase in the market price of our common stock resulting from the reverse split may be proportionately less than the decrease in the number of outstanding shares, the reverse split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

     We cannot assure you that the foregoing events will occur or that the market price of our common stock immediately after the reverse split will be maintained for any period of time. Moreover, we cannot assure you that the market price of our common stock after the proposed reverse split will adjust to reflect the conversion ratio. For example, if the market price is $0.10 before the reverse split, there can be no assurance that the market price immediately after the reverse split will be $19.00 (190 x $0.10). We also cannot assure you that the market price following the reverse split will either exceed or remain in excess of the current market price.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

     As a result of the reverse split, each 190 shares of our outstanding common stock as of the effective date of the filing of a Certificate of Amendment with the Nevada Secretary of State (the "Old Shares") will automatically be converted into one share of the Company's common stock (the "New Shares"). Accordingly, the number of shares owned by each holder of common stock as of the record date for the reverse split will immediately and automatically be reduced, as of the effective date of the filing of the Certificate of Amendment, by a ratio of 190 to one. When the reverse split is effected, there will also be a proportional downward adjustment in the number of shares of our common stock authorized by the same ratio from 300,000,000 to 1,578,947.

     Proportional adjustments will be made to the maximum number of shares issuable under our company's stock plans, as well as the number of shares issuable upon exercise and the exercise price of our company's outstanding options. No fractional shares of our common stock will be issued in connection with the reverse split. Holders of our common stock who would otherwise receive a fractional share of our common stock pursuant to the reverse split will receive cash in lieu of the fractional share as explained more fully below. Because the reverse split will apply to all issued and outstanding shares of our common stock and outstanding options exercisable for our common stock, the proposed reverse split will not alter the relative rights and preferences of existing common stockholders. See "Effect of Reverse Split on Voting Power of Holders of Common Stock," below.

     Our board of directors has fixed a record date for determination of shares subject to the reverse split of March __, 2006.

     As a result of the reverse split, some stockholders may consequently own fewer than 100 shares of our common stock. A purchase or sale of fewer than 100 shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers, depending on whether the shares are held in certificate or electronic form. Therefore, those stockholders who own fewer than 100 shares following the reverse split may, in some circumstances, be required to pay modestly higher transaction costs should they then decide to sell their shares of our common stock.

     Our common stock is currently registered under Section 12(g) of the Exchange Act and, as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse split is not the first step in, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act. Additionally, the reverse split will not affect the registration of our common stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we will pay cash equal to such fraction multiplied by the average closing bid price of our common stock on the OTC Bulletin Board for the five trading days immediately preceding the effective date of the reverse split, which amount has been determined by our board of directors to equal the fair market value of our common stock at the effective time of the reverse split.

EFFECT OF REVERSE SPLIT ON VOTING POWER OF HOLDERS OF COMMON STOCK

     The amendment to our charter to effect the one-for-190 reverse split will negatively affect the voting power of the holders of our common stock and positively effect the voting power of the holders of our Series A Preferred Stock. The following table sets forth the effects of the reverse split on the voting power of the outstanding shares of our common stock and Series A Preferred Stock:

                                  PRIOR TO REVERSE SPLIT                 SUBSEQUENT TO REVERSE SPLIT
                         --------------------------------------------    ----------------------------
                         NUMBER OF        NUMBER OF        PERCENTAGE    NUMBER OF        NUMBER OF       PERCENTAGE
                         SHARES           VOTES            OF TOTAL      SHARES           VOTES           OF TOTAL
                         OUTSTANDING      REPRESENTED      VOTES         OUTSTANDING      REPRESENTED     VOTES (1)
                         -----------      -----------      ----------    -----------      -----------     ----------
                                                                         (1)              (1)
                                                                         ---              ---
COMMON STOCK             300,000,000      300,000,000      42.86%        1,578,947          1,578,947      0.40%
SERIES A PREFERRED STOCK      20,000      400,000,000      57.14%           20,000        400,000,000     99.60%
TOTAL                    300,020,000      700,000,000        100%        1,598,947        401,578,947       100%

----------
(1) Without giving effect to any reduction in the number of our common shares as the result of cash payments in lieu of fractional shares. After the modification of the terms of the Series A Preferred Stock the voting power of the Series A Preferred Stock will drop to approximately 93.7% of the combined voting power of the Voting Stock

     The Series A Preferred Stock is not subject to the reverse split. After the reverse split, our two Series A Preferred Stockholders will hold approximately

99.6% of the combined voting power of the Voting Stock until the modification of the terms of the Series A Preferred Stock (when it will drop to approximately 93.7%) and the Merger. Please see the discussion under "The Increase in the Authorized Common Stock" below for the effects of the reverse split on the capitalization of the Company.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     Not less than 20 days after the mailing of this Information Statement, we will file a Certificate of Amendment of our Articles of Incorporation with the Secretary of State of the State of Nevada. The reverse split and the reduction of the authorized number of shares of Common Stock from 300,000,000 to 1,578,947 will become effective on the date of filing the amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

     Promptly after the Effective Date, stockholders will be notified that the reverse split and the reduction of the authorized number of shares of Common Stock from 300,000,000 to 1,578,947 has been effected. The Company's transfer agent, Holladay Stock Transfer, Inc. or such other transfer agent as may be designated by our company, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by our company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of the material United States federal income tax consequences of the reverse split is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of mailing of this Information Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (for example, non-resident aliens, foreign corporations, broker/dealers, insurance companies and persons who received their shares of our common stock as compensation in connection with the performance of services or an exercise of options received in connection with the performance of services). The discussion only applies to stockholders whose shares of our common stock are held as capital assets within the meaning of Section 1221 of the Code. The state, foreign and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders should consult their own tax advisors to determine the particular consequences to them.

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

     In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their existing shares of our common stock. We believe that because the reverse split is not part of a plan to increase periodically a stockholder's proportionate interest in its assets or earnings and profits, the reverse split will likely have the following federal income tax effects:

     o A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its existing shares of our common stock. A stockholder's holding period for the reduced number of shares will include the period during which the stockholder held the shares surrendered in the reverse split.

     o A stockholder who receives cash in lieu of a fractional share as a result of the reverse split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. This generally should be taxed as an exchange and a stockholder receiving such a payment taxable as an exchange should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its existing shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash. Such gain or loss will be capital gain or loss, and a long-term capital gain or loss if the stockholder's holding period is more than one year.

     o Our company will not recognize any gain or loss as a result of the reverse split.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

     The two holders of our Series A Preferred Stock, who are directors and officers of our company, will benefit from an increase in voting power as a result of the one-for-190 reverse split until the Merger. See "Effect of Reverse Split on Voting Power of Holders of Common Stock."

DISSENTER'S RIGHTS OF APPRAISAL

     Stockholders have no right under the Nevada Law or our Articles of Incorporation or bylaws to exercise appraisal rights with regard to the reverse split or to dissent from the payment of cash in lieu of issuing fractional shares.

                   THE INCREASE IN THE AUTHORIZED COMMON STOCK

GENERAL

     Our board of directors and the holders of a majority in interest of our voting capital stock have approved an amendment to our Articles of Incorporation to increase the number of shares of our common stock which we have authority to issue, after giving effect to the one-for-190 reverse split of our common stock, from 1,578,947 shares to 1,000,000,000 shares and to make a corresponding change in the aggregate number of shares of all classes of stock which we have authority to issue.

     The increase in our authorized common stock will become effective as soon as reasonably practicable after the expiration of 20 days after the mailing of this Information Statement. We anticipate that the effective date for the increase in our authorized common stock will be on or about March __, 2006 after our filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. The increase in our authorized common stock will be implemented by the same charter amendment as the other Charter Amendments. Our board of directors believes that the amendment will benefit our company and you.

REASONS FOR THE INCREASE IN AUTHORIZED COMMON STOCK

     We will have approximately 1,578,947 shares of our common stock (excluding treasury stock) outstanding after the reverse split.

     The increase of the number of shares of our common stock which we would have authority to issue after giving effect to the one-for-190 reverse split, from 1,578,947 to 1,000,000,000 is intended to provide our company with additional authorized common stock for issuance in future transactions including the Merger with Nurovysn. Other than the Merger with Nurovysn, we have no current plan for the issuance of such additional shares of our common stock.

PRINCIPAL EFFECTS OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     The following table illustrates the principal effects of the increase in authorized shares of our common stock on our company's capitalization table, after giving effect to the one-for-190 reverse stock split:

                                                                                NUMBER OF SHARES     NUMBER OF SHARES
                                                                                    PRIOR TO          SUBSEQUENT TO
                                                                                  INCREASE IN          INCREASE IN
                                                                                   AUTHORIZED           AUTHORIZED
                                                                                   SHARES OF            SHARES OF
CLASS OF SHARES                                                                   COMMON STOCK        COMMON STOCK
                                                                                --------------------------------------
Common Stock Authorized:                                                             1,578,947       1,000,000,000
Common Stock Outstanding:                                                            1,578,947           1,578,947
Common Stock Reserved for Issuance Pursuant to Options:                                     --                  --
Common Stock Available for Future Issuance:                                                  0         998,421,053
Series A Preferred Stock Authorized:                                                    50,000              50,000
Series A Preferred Stock Outstanding:                                                   20,000              20,000
Series B Preferred Stock Authorized:                                                   100,000             100,000
Series B Preferred Stock Outstanding:                                                        0                   0
Aggregate Number of Shares of All Classes of the Company's Stock Authorized:         1,728,947       1,000,150,000

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

     The holders of our Series A Preferred Stock and our directors and officers have no special interests in the increase in authorized shares of common stock.

DISSENTER'S RIGHTS OF APPRAISAL

     Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment to our Articles of Incorporation.

               MODIFICATION OF OUR SERIES A AND B PREFERRED STOCK

GENERAL

     Our board of directors and the holders of a majority in interest of our voting capital stock have approved the modification of the terms of our Series A and Series B Preferred Stock which will be set forth in an amendment to our Articles of Incorporation. The modification of the terms of our Series A and Series B Preferred Stock will become effective as soon as reasonably practicable after the expiration of 20 days after the mailing of this Information Statement. We anticipate that the effective date for the modification of the terms of our Series A and Series B Preferred Stock will be on or about March __, 2006 after our filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. The modification of the terms of our Series A and Series B Preferred Stock will be implemented by the same charter amendment as the other Charter Amendments. Our board of directors believes that the amendment will benefit our company and you. The modification of our Series A and B Preferred Stock will affect the terms of our Series A Preferred Stock issued and outstanding.

REASONS FOR THE MODIFICATION OF TERMS OF SERIES A AND SERIES B PREFERRED STOCK

     We have 50,000 shares of Series A Preferred Stock, par value $.001 per share, authorized and 20,000 of such shares issued and outstanding and held by two of our officers and directors. We have 100,000 shares of Series B Preferred Stock, par value $.001 per share, authorized, none of which are issued or outstanding. There are no arrears in dividends on such securities.

     The holders of our Series A Preferred Stock have the right to vote at a ratio of 20,000 votes for each share of Series A Preferred Stock held. The holders of our Series A Preferred Stock have no stated liquidation rights senior to our common stock or any other class of our preferred stock. Such shares are not convertible.

SERIES A PREFERRED STOCK

     We propose to revise the terms of our Series A Preferred Stock, including the 20,000 shares of Series A Preferred Stock issued and outstanding, so it would have the following voting rights, preferences, qualifications, limitations, restrictions and relative or special rights:

     Dividends: Whenever any dividend is declared and paid on our common stock, the holders of our Series A Preferred Stock shall be entitled to receive the same dividend that is paid on our common stock for each share of our common stock into which our Series A Preferred Stock is convertible on the record date for such dividend.

     Liquidation: The holders of our Series A Preferred Stock shall not have any special rights in the event of any voluntary or involuntary liquidation of our company but shall share with the holders of our common stock.

     Voting Rights: The holders of our Series A Preferred Stock shall be entitled to one thousand and eighty (1,180) votes per share rather than 20,000 votes per share. Except for matters on which the holders of our common stock, and any or all classes of our preferred stock, as the case may be, are entitled to vote as a separate class, the holders of our Series A Preferred Stock shall vote with the holders of our common stock and all other classes of our preferred stock in elections of directors and on all other matters submitted to a vote of stockholders of our company. The only matter on which the holders of our Series A Preferred Stock shall be entitled to vote as a separate class is the amendment of this voting rights provision in our charter. Anything to the contrary notwithstanding, no vote of the holders of our Series A Preferred Stock shall be required to (i) increase the number of authorized shares of our common stock or any class of our preferred stock, (ii) authorize or issue any other class or series of stock (whether ranking senior or junior to, or on par with, our Series A Preferred Stock), or (iii) authorize or issue any notes, mortgages or other obligations or to incur any indebtedness.

     Optional Conversion. The holders of our Series A Preferred Stock shall have the right and option to convert their shares of Series A Preferred Stock into shares of our common stock at any time. The number of shares of our common stock into which each share of our Series A Preferred Stock may be converted is one thousand one hundred eighty (1,180) shares of our common stock for each share of our Series A Preferred Stock held as of the close of business on the Series A Conversion Date. "Series A Conversion Date" means the date on which the holder of shares of Series A Preferred Stock being converted has delivered to our company at its principal office (i) the certificate or certificates representing the shares of Series A Preferred Stock being converted (or, in the case of a certificate that has been lost, destroyed, stolen, damaged or mutilated, an affidavit and indemnity agreement in form and substance satisfactory to our company and, if requested by our company, a bond or other security acceptable to our company and, in the case of a damaged or mutilated certificate, the damaged or mutilated certificate), and (ii) a notice of conversion signed by the holder in form and substance satisfactory to our company.

SERIES B PREFERRED STOCK

     The holders of our Series B Preferred Stock have no right to vote or to receive dividends. Our Series B Preferred Stock is convertible at a ratio of 24,000 shares of common stock for each share of Series B Preferred Stock held. The holders of our Series B Preferred Stock have liquidation rights senior to our common stock. In the event of a consolidation, merger or recapitalization, such shares are adjustable in such transaction. No shares of Series B Preferred Stock are issued or outstanding.

     We propose to revise the terms of our Series B Preferred Stock so it would have the following voting rights, preferences, qualifications, limitations, restrictions and the relative or special rights:

     Dividends: Whenever any dividend is declared and paid on our common stock, the holders of our Series B Preferred Stock shall be entitled to receive the same dividend that is paid on our common stock for each share of our common stock into which our Series B Preferred Stock is convertible on the record date for such dividend.

     Liquidation: In the event of any voluntary or involuntary liquidation of our company, the holders of our Series B Preferred Stock shall be entitled to receive liquidating dividends totaling $10.00 per share before any liquidating dividends are paid to the holders of our common stock.

     Voting Rights: The holders of our Series B Preferred Stock shall be entitled to seventy (70) votes per share. Except for matters on which the holders of our common stock, and any or all classes of our preferred stock, as the case may be, are entitled to vote as a separate class, the holders of our Series B Preferred Stock shall vote with the holders of our common stock and all other classes of our preferred stock in elections of directors and on all other matters submitted to a vote of stockholders of our company. The only matter on which the holders of our Series B Preferred Stock shall be entitled to vote as a separate class is the amendment of this voting rights provision in our charter. Anything to the contrary notwithstanding, no vote of the holders of our Series B Preferred Stock shall be required to (i) increase the number of authorized shares of our common stock or any class of our preferred stock, (ii) authorize or issue any other class or series of stock (whether ranking senior or junior to, or on par with, our Series B Preferred Stock), or (iii) authorize or issue any notes, mortgages or other obligations or to incur any indebtedness.

     Optional Conversion. The holders of our Series B Preferred Stock shall have the right and option to convert their shares of Series B Preferred Stock into shares of our common stock at any time. The number of shares of our common stock into which each share of our Series B Preferred Stock may be converted is seventy (70) shares of our common stock for each share of our Series B Preferred Stock held as of the close of business on the Series B Conversion Date. "Series B Conversion Date" means the date on which the holder of shares of Series B Preferred Stock being converted has delivered to our company at its principal office (i) the certificate or certificates representing the shares of Series B Preferred Stock being converted (or, in the case of a certificate that has been lost, destroyed, stolen, damaged or mutilated, an affidavit and indemnity agreement in form and substance satisfactory to our company and, if requested by our company, a bond or other security acceptable to our company and, in the case of a damaged or mutilated certificate, the damaged or mutilated certificate), and (ii) a notice of conversion signed by the holder in form and substance satisfactory to our company.

     Automatic Conversion. The shares of our Series B Preferred Stock shall automatically be converted into shares of our common stock upon the occurrence of any Automatic Conversion Event. "Automatic Conversion Event" means any of the following: (1) an underwritten public offering of our common stock by our company; (2) the sale of all or substantially all of the assets of our company; and (3) a merger or consolidation of our company (other than the Merger with Nurovysn) in which either (A) our company is not the surviving entity in the merger or consolidation or (B) the persons who were stockholders of our company immediately prior to the merger or consolidation own less than fifty per cent (50%) of the issued and outstanding common stock immediately following the merger or consolidation. The number of shares of our common stock into which each share of Series B Preferred Stock may be converted is seventy (70) shares of our common stock for each share of Series B Preferred Stock held as of the close of business on the Series B Conversion Date. "Series B Conversion Date" means the date immediately preceding the date on which an Automatic Conversion Event occurs. As of the close of business on the Series B Conversion Date: (i) all shares of Series B Preferred Stock shall cease to be outstanding, and (ii) the certificates which represented shares of Series B Preferred Stock shall be deemed to represent the shares of our common stock into which such shares of Series B Preferred Stock are converted pursuant to the provisions of our charter.

MIRROR PROVISIONS

     The modification of the terms of the Series A and Series B Preferred Stock is intended to provide our company with more traditional terms for preferred stock for issuance in future transactions including the Merger with Nurovysn. We anticipate that we will effect a like kind exchange of shares in the Merger with Nurovysn. The modification of the rights and preferences of our Series A and Series B Preferred Stock will allow us to mirror the provisions of the preferred shares issued by Nurovysn and will facilitate the Merger. Other than the Merger with Nurovysn, we have no current plan for the issuance of such shares of our Series A or Series B Preferred Stock.

PRINCIPAL EFFECTS OF THE MODIFICATION OF THE SERIES A AND SERIES B
PREFERRED STOCK

     The modification of the terms of the Series A Preferred Stock will decrease the combined voting power of the Voting Stock to approximately 93.7% after the modification of the terms of the Series A Preferred Stock from approximately 99.8% after the reverse split.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

     The holders of our Series A Preferred Stock and our directors and officers have no special interests in the modification of the terms of the Series A and B Preferred Stock and are, in fact, negatively effected by such modification as described above.

DISSENTER'S RIGHTS OF APPRAISAL

     Under Nevada law, common stockholders are not entitled to dissenter's rights of appraisal with respect to the modification of the terms of the Series A and Series B Preferred Stock.

                   THE INCREASES IN AUTHORIZED PREFERRED STOCK

GENERAL

     Our board of directors and the holders of a majority in interest of our voting capital stock have approved amendments to our Articles of Incorporation to increase the number of shares of our preferred stock which we have authority to issue from 150,000 shares to 15,000,000 shares and to make a corresponding change in the aggregate number of shares of all classes of stock which we have authority to issue. More specifically, the amendments make the following changes in the number of authorized shares of our preferred stock:

     -- Increase the number of authorized shares of Series A Preferred Stock from 50,000 shares to 1,000,000 shares;
     -- Increase the number of authorized shares of Series B Preferred Stock from 100,000 shares to 1,000,000 shares;
     -- Authorize 1,000,000 shares of Series C Preferred Stock;
     -- Authorize 1,000,000 shares of Series D Preferred Stock; and
     -- Authorize 11,000,000 shares of blank check Preferred Stock.

     The increases in our authorized preferred stock will become effective as soon as reasonably practicable after the expiration of 20 days after the mailing of this Information Statement. The effective date for the increases will be on or about March __, 2006 after our filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. The increases in our authorized preferred stock will be implemented by the same charter amendment as the other Charter Amendments. Our board of directors believes that the amendments will benefit our company and you. The increases in our authorized preferred stock will not affect the number of shares of Series A Preferred Stock issued or outstanding.

REASONS FOR THE INCREASES IN AUTHORIZED PREFERRED STOCK

     We have 50,000 shares of Series A Preferred Stock and 100,000 shares of Series B Preferred Stock authorized. We have approximately 20,000 shares of our Series A Preferred Stock issued and outstanding. The increases in our authorized preferred stock will not affect the number of shares of Series A Preferred Stock issued or outstanding.

     The increase of the number of shares of our preferred stock which we would have authority to issue from 150,000 to 15,000,000 is intended to provide our company with additional authorized preferred stock for issuance in future transactions including the Merger with Nurovysn. The increase in the number of shares of our preferred stock which we have authority to issue will allow us to mirror the provisions of the preferred shares issued by Nurovysn and will facilitate the Merger. Other than the Merger with Nurovysn, we have no current plan for the issuance of additional shares of our preferred stock.

PRINCIPAL EFFECTS OF THE INCREASES IN AUTHORIZED SHARES OF PREFERRED STOCK

     The following table illustrates the principal effects of the increases in authorized shares of our preferred stock on our company's capitalization table after giving effect to the reverse split and the increase in authorized common stock:

                                                                              NUMBER OF SHARES     NUMBER OF SHARES
                                                                                  PRIOR TO          SUBSEQUENT TO
                                                                                 INCREASE IN          INCREASE IN
                                                                                 AUTHORIZED           AUTHORIZED
                                                                                 SHARES OF            SHARES OF
CLASS OF SHARES                                                               PREFERRED STOCK       PREFERRED STOCK
---------------                                                               -------------------------------------
Common Stock Authorized:                                                         1,000,000,000       1,000,000,000
Common Stock Outstanding:                                                            1,578,947           1,578,947
Common Stock Reserved for Issuance Pursuant to Options:                                     --                  --
Common Stock Available for Future Issuance:                                        998,421,053         998,421,053
Series A Preferred Stock Authorized:                                                    50,000           1,000,000
Series A Preferred Stock Outstanding:                                                   20,000              20,000
Series B Preferred Stock Authorized:                                                   100,000           1,000,000
Series B Preferred Stock Outstanding:                                                       --                  --
Series C Preferred Stock Authorized:                                                        --           1,000,000
Series C Preferred Stock Outstanding:                                                       --                  --
Series D Preferred Stock Authorized:                                                        --           1,000,000
Series D Preferred Stock Outstanding:                                                       --                   -
Additional Preferred Stock Authorized:                                                      --          11,000,000
Additional Preferred Stock Outstanding:                                                     --                  --
Aggregate Number of Shares of All Classes of the Company's Stock Authorized:     1,000,150,000       1,015,000,000

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

     The holders of our Series A Preferred Stock and our directors and officers have no special interests in the increase in the number of authorized shares of preferred stock.

DISSENTER'S RIGHTS OF APPRAISAL

     Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment to our Articles of Incorporation increasing our authorized preferred stock.

             CREATION SERIES C AND D AND BLANK CHECK PREFERRED STOCK

GENERAL

     Our board of directors and the holders of a majority in interest of our voting capital stock have approved the creation of two new series of our preferred stock known as Series C and Series D Preferred Stock, as well as blank check preferred stock, the terms of which will be set forth in an amendment to our Articles of Incorporation. The new series of preferred stock will become effective as soon as reasonably practicable after the expiration of 20 days after the mailing of this Information Statement. We anticipate that the effective date for the creation of the two new series of our preferred stock as well as blank check preferred stock will be on or about March __, 2006 after our filing of a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State. The creation of the two new series of our preferred stock as well as the blank check preferred stock will be implemented by the same charter amendment as the other Charter Amendments. Our board of directors believes that the amendment will benefit our company and you.

REASONS FOR THE CREATION OF SERIES C AND SERIES D AND BLANK CHECK
PREFERRED STOCK

     We have 50,000 shares of Series A Preferred Stock, par value $.001 per share, authorized and 20,000 of such shares issued and outstanding. We have 100,000 shares of Series B Preferred Stock, par value $.001 per share, authorized, none of which are issued or outstanding. We intend to create the additional series of preferred stock to have a more traditional capital structure and to provide our company with additional authorized preferred stock for issuance in future transactions including the Merger with Nurovysn.

SERIES C PREFERRED STOCK

     We intend to create a series of Series C Preferred Stock that would have the following voting rights, preferences, qualifications, limitations, restrictions and relative or special rights:

     Dividends. Whenever any dividend is declared and paid on our common stock, the holders of our Series C Preferred Stock shall be entitled to receive the same dividend that is paid on our common stock for each share of our common stock into which the Series C Preferred Stock is convertible on the record date for such dividend.

     Liquidation. In the event of any voluntary or involuntary liquidation of our company, the holders of our Series C Preferred Stock shall be entitled to receive liquidating dividends totaling $10.00 per share before any liquidating dividends are paid to the holders of our common stock.

     Voting Rights. The holders of our Series C Preferred Stock shall be entitled to that number of votes per share that is equal to the number of shares of our common stock into which the Series C Preferred Stock may be converted, as of the record date of such vote. Except for matters on which the holders of our common stock, and any or all classes of our preferred stock, as the case may be, are entitled to vote as a separate class, the holders of our Series C Preferred Stock shall vote with the holders of our common stock and all other classes of our preferred stock in elections of directors and on all other matters submitted to a vote of stockholders of our company. The only matter on which the holders of our Series C Preferred Stock shall be entitled to vote as a separate class is the amendment of this voting rights provision in our charter. Anything to the contrary notwithstanding, no vote of the holders of our Series C Preferred Stock shall be required to (i) increase the number of authorized shares of our common stock or any class of our preferred stock, (ii) authorize or issue any other class or series of stock (whether ranking senior or junior to, or on par with, our Series C Preferred Stock), or (iii) authorize or issue any notes, mortgages or other obligations or to incur any indebtedness.

     Optional Conversion. The holders of our Series C Preferred Shares shall have the right and option to convert their shares of Series C Preferred Stock into shares of our common stock at any time. The number of shares of our common stock into which each share of our Series C Preferred Stock may be converted is the number of shares equal to the greater of seventy (70), or 0.0000782% of the Fully Diluted Common Stock held as of the close of business on the Series C Conversion Date. "Fully Diluted Common Stock" as of any time means (i) the number of shares of our common stock that are then issued and outstanding, plus
(ii) the number of shares of our common stock issuable upon conversion of or in exchange for stock, notes, or other securities of our company that are then issued and outstanding and are convertible into or exchangeable for shares of our common stock, including, without limitation the maximum number of shares into which the Series C Preferred Shares may be converted, plus (iii) the number of shares of our common stock issuable upon exercise of options, warrants and other rights issued by our company that are then issued and outstanding and exercisable for shares of our common stock. "Series C Conversion Date" means the date on which the holder of shares of our Series C Preferred Stock being converted has delivered to our company at its principal office (i) the certificate or certificates representing the shares of Series C Preferred Stock being converted (or, in the case of a certificate that has been lost, destroyed, stolen, damaged or mutilated, an affidavit and indemnity agreement in form and substance satisfactory to our company and, if requested by our company, a bond or other security acceptable to our company and, in the case of a damaged or mutilated certificate, the damaged or mutilated certificate), and (ii) a notice of conversion signed by the holder in form and substance satisfactory to our company.

     Automatic Conversion. The shares of Series C Preferred Stock shall automatically be converted into shares of our common stock upon the occurrence of any Automatic Conversion Event. "Automatic Conversion Event" means any of the following: (1) an underwritten public offering of our common stock by our company; (2) the sale of all or substantially all of the assets of our company; and (3) a merger or consolidation of our company (other than the Merger with Nurovysn) in which either (A) our company is not the surviving entity in the merger or consolidation or (B) the persons who were stockholders of our company immediately prior to the merger or consolidation own less than fifty per cent (50%) of the issued and outstanding common stock immediately following the merger or consolidation. The number of shares of our common stock into which each share of Series C Preferred Stock may be converted is the number of shares equal to 0.0000782% of the Fully Diluted Common Stock held as of the close of business on the Series C Conversion Date. "Series C Conversion Date" means the date immediately preceding the date on which an Automatic Conversion Event occurs. As of the close of business on the Series C Conversion Date: (i) all shares of our Series C Preferred Stock shall cease to be outstanding, and (ii) the certificates which represented shares of our Series C Preferred Stock shall be deemed to represent the shares of our common stock into which such shares of Series C Preferred Stock are converted pursuant to the provisions of our charter.

SERIES D PREFERRED STOCK

     We intend to create a series of Series D Preferred Stock that would have the following voting rights, preferences, qualifications, limitations, restrictions and relative or special rights:

     Dividends. Whenever any dividend is declared and paid on our common stock, the holders of our Series D Preferred Stock shall be entitled to receive the same dividend that is paid on our common stock for each share of common stock into which the Series D Preferred Stock is convertible on the record date for such dividend if and to the extent, but only to the extent, such holders have converted their shares of Series D Preferred Stock into our common stock prior to the record date of the dividend declaration. If the Series D Preferred Stock holders have not converted their shares into our common stock prior to this date, then no dividends shall be payable to such holders.

     Liquidation. In the event of any voluntary or involuntary liquidation of our company, the holders of Series D Preferred Stock shall be entitled to receive liquidating dividends totaling $10.00 per share before any liquidating dividends are paid to the holders of our common stock.

     Voting Rights. The holders of our Series D Preferred Stock shall be entitled to one vote per share. Except for matters on which the holders of our common stock, and any or all classes of our preferred stock, as the case may be, are entitled to vote as a separate class, the holders of our Series D Preferred Stock shall vote with the holders of our common stock and all other classes of our preferred stock in elections of directors and on all other matters submitted to a vote of stockholders of our company. The only matter on which the holders of our Series D Preferred Stock shall be entitled to vote as a separate class is the amendment of these voting rights provisions. Anything to the contrary notwithstanding, no vote of the holders of Series D Preferred Stock shall be required to (i) increase the number of authorized shares of our common stock or any class of our preferred stock, (ii) authorize or issue any other class or series of stock (whether ranking senior or junior to, or on par with, the Series D Preferred Stock), or (iii) authorize or issue any notes, mortgages or other obligations or to incur any indebtedness.

     Optional Conversion. The holders of our Series D Preferred Shares shall have the right and option to convert their shares of Series D Preferred Stock into shares of our common stock at any time. The number of shares of our common stock into which each share of Series D Preferred Stock may be converted shall be the number of shares equal to three dollars ($3.00) divided by the last closing offered per-share price of our company's common stock as of the close of business on the Series D Conversion Date.

     Automatic Conversion. The shares of Series D Preferred Stock shall automatically be converted into shares of our common stock upon the occurrence of any Automatic Conversion Event (as defined). The number of shares of our common stock into which each share of our Series D Preferred Stock may be converted is the number of shares equal to three dollars ($3.00) divided by the last closing offered per-share price of our company's common stock as of the close of business on the Series D Conversion Date. "Series D Conversion Date" means the date on which the holder of shares of our Series D Preferred Stock being converted has delivered to our company at its principal office (i) the certificate or certificates representing the shares of Series D Preferred Stock being converted (or, in the case of a certificate that has been lost, destroyed, stolen, damaged or mutilated, an affidavit and indemnity agreement in form and substance satisfactory to our company and, if requested by our company, a bond or other security acceptable to our company and, in the case of a damaged or mutilated certificate, the damaged or mutilated certificate), and (ii) a notice of conversion signed by the holder in form and substance satisfactory to our company. As of the close of business on the Series D Conversion Date: (i) all shares of Series D Preferred Stock shall cease to be outstanding, and (ii) the certificates which represented shares of Series D Preferred Stock shall be deemed to represent the shares of our common stock into which such shares of Series D Preferred Stock are converted pursuant to the provisions of our charter.

BLANK CHECK PREFERRED STOCK

     We will have 11,000,000 shares of preferred stock without specified voting rights, preferences, qualifications, limitations, restrictions and relative or special rights that could be issued at a future date. The voting rights, preferences, qualifications, limitations, restrictions and the relative or special rights of such preferred stock shall be as is defined by a resolution of our company's board of directors prior to issuance.

MIRROR PROVISIONS

     The creation of the new series of preferred stock is intended to provide our company with a more traditional capital structure with such preferred stock available for issuance in future transactions including the Merger with Nurovysn. We anticipate that we will effect a like kind exchange of shares in the Merger with Nurovysn. The creation of the new series of preferred stock will allow us to mirror the provisions of the preferred shares issued by Nurovysn and will facilitate the Merger. Other than the Merger with Nurovysn, we have no current plan for the issuance of such shares of our Series C, Series D or blank check Preferred Stock.

PRINCIPAL EFFECTS OF THE CREATION OF NEW SERIES OF PREFERRED STOCK

     The following table illustrates the principal effects of the creation of the new series of preferred stock on our company's capitalization table after giving effect to the reverse split, the increase in the number of authorized shares of common stock and the increase in the number of authorized shares of preferred stock:

                                                                                 NUMBER OF SHARES         NUMBER OF SHARES
                                                                                     PRIOR TO               SUBSEQUENT TO
                                                                               CREATION OF NEW SERIES   CREATION OF NEW SERIES
CLASS OF SHARES                                                                 OF PREFERRED STOCK       OF PREFERRED STOCK
---------------                                                                 ----------------------------------------------
Common Stock Authorized:                                                            1,000,000,000        1,000,000,000
Common Stock Outstanding:                                                               1,578,947            1,578,947
Common Stock Reserved for Issuance Pursuant to Options:                                        --                   --
Common Stock Available for Future Issuance:                                           998,421,053          998,421,053
Series A Preferred Stock Authorized:                                                       50,000            1,000,000
Series A Preferred Stock Outstanding:                                                      20,000               20,000
Series B Preferred Stock Authorized:                                                      100,000            1,000,000
Series B Preferred Stock Outstanding:                                                          --                   --
Series C Preferred Stock Authorized:                                                           --            1,000,000
Series C Preferred Stock Outstanding:                                                          --                   --
Series D Preferred Stock Authorized:                                                           --            1,000,000
Series D Preferred Stock Outstanding:                                                          --                   --
Additional Preferred Stock Authorized:                                                         --           11,000,000
Additional Preferred Stock Outstanding:                                                        --                   --
Aggregate Number of Shares of All Classes of the Company's Stock Authorized         1,000,150,000        1,015,000,000

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

     The holders of our Series A Preferred Stock and our directors and officers have no special interests in the creation of the Series C and D and blank check preferred stock.

DISSENTER'S RIGHTS OF APPRAISAL

     Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment to our Articles of Incorporation creating the new series of preferred stock.

                                   THE MERGER

GENERAL

     Nurovysn is a Nevada corporation formed in February 2006. It is in the midst of acquiring the exclusive worldwide license for purposes of marketing, selling and distributing a drug for diabetic neuropathy and diabetic ulcers. It is broadly categorized as an "immunomodulator". Disease pathologies can affect individuals by suppressing an immune system, which leaves the individual susceptible to other maladies. For example, HIV suppresses a person's immune system, and that person then falls prey to various cancers or other invasive pathologies. Alternately, an immune system can overreact to an invasive virus and, by doing so, will destroy both the viral invader and the healthy cells. This is the pathway for nerve degeneration with diseases such as multiple sclerosis. The immunomodulator acts as a control mechanism for the immune system, and causes it either to stay active if it is attacked by an immune system suppressor (e.g. HIV), or to reduce its activity against diseases that would cause it to overreact (e.g. MS) (the "Immunomodulator Drug"). As an immunomodulator, the Immunomodulator Drug that Nurovysn will license will have a broad range of applications. Nurovysn will have rights only in the diabetic neuropathy and diabetic ulcer arena at first, but will also have rights of first refusal to license the drug for subsequent applications as they are approved. If Nurovysn is successful in acquiring that license then AngelCiti will move forward with effecting the merger with it. It is anticipated that as full consideration to the licensor for the rights granted to Nurovysn under the license agreement, Nurovysn will pay to the licensor an aggregate license fee of two hundred forty-five million dollars ($245,000,000.00) to be paid by allocating ninety percent (90%) of any funds raised by the company towards the license fee until it has been fully paid. It is also anticipated that the license agreement shall expire on the later of: (i) the seventeenth (17th) anniversary of its execution date, or (ii) the date on which the sale of the Immunomodulator Drug ceases to be covered by a valid patent claim in any country, unless earlier terminated as a result of a breach by either party.

     Prior to and in connection with the Merger Agreement, our company issued approximately 290,000,000 million shares of our common stock to the principal shareholders of Nurovysn in consideration of Nurovysn ceasing any existing discussions or negotiations with any third parties with respect to any Acquisition Proposal (as defined below). Nurovysn shall not, directly or indirectly, for a 180-day period, through any officer, director, employee, representative or agent or any of its subsidiaries or otherwise, (i) solicit, initiate, continue or encourage any inquiries, proposals or offers that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, or similar transaction involving Nurovysn or any of its subsidiaries other than the transactions contemplated by the Merger Agreement with our company (any of the foregoing inquiries, proposals or offers being referred to as an "Acquisition Proposal"), (ii) solicit, initiate, continue or engage in negotiations or discussions concerning, or provide any non-public information or data to any person relating to any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition proposal, other than as may be required of the directors to discharge their fiduciary duties to stockholders under applicable law.

     Pursuant to the Merger Agreement, our wholly-owned subsidiary, Nurovysn Acquisition, Inc. will merge with and into Nurovysn. Each share of Nurovysn common stock outstanding prior to the Merger will convert into AngelCiti common stock. Each share of Nurovysn Series A Preferred Stock shall convert into AngelCiti Convertible Preferred B. Each share of Nurovysn Series B Preferred Stock shall convert into AngelCiti Preferred C Stock. Each share of Nurovysn Series C Preferred Stock shall convert into AngelCiti Preferred D Stock. All common shares of Nurovysn Acquisition, Inc. outstanding prior to the Merger will convert into one share of Nurovysn common stock.

PRINCIPAL REASONS FOR THE MERGER

     Our board of directors believes that Nurovysn provides potential for long-term value to our stockholders. The board of directors determined that Nurovysn met primary criteria established by the board of directors as a potential merger partner. In particular, Nurovysn's successful acquisition of a license to the Immunomodulator Drug is a primary factor in the board's decision-making process.

     The decision of our board of directors to enter into the Merger Agreement was based on an analysis of a number of factors including, but not limited to, the following:

     o a review of our and Nurovysn's results of operations and financial condition;
     o review of potential benefits and opportunities of the combined business;
     o the board of director's belief that the resources and capital of Nurovysn will serve as a foundation for the surviving company to become an effective competitor in the immunomodulator market;
     o AngelCiti's strategic alternatives, including a liquidation of the company, and alternatives for enhancement of stockholder value; and
     o terms and conditions of the Merger Agreement and all related transactions.

POSSIBLE DISADVANTAGES OF THE MERGER

     Our board of directors also identified and considered a variety of potential negative factors in its deliberations concerning the Merger, including, but not limited to:

     o the risk that the benefits sought in the Merger would not be fully achieved;
     o the risk that, notwithstanding the long-term benefits of the Merger, our stock price might decline in the short term;
     o the possibility that the Merger might not be completed or that completion might be unduly delayed, and the effect of the public announcement of the Merger on our stock price;
     o the expenses and costs to be incurred by us in pursuing completion of the Merger;
     o the fact that Nurovysn is a start-up, has not engaged in any business and has not been profitable;
     o the risks that Nurovysn's products would not be accepted by the marketplace;
     o the likelihood that Nurovysn would require additional capital to develop its products; and
     o    other risks associated with the fledgling business of Nurovysn.

     Our board of directors believes that these negative factors could be managed or mitigated by the combined company or were unlikely to have a material impact on the Merger or combined company, and that, overall, the potentially negative factors associated with the Merger were outweighed by the potential significant benefits to be gained by the Merger. For example, the board of directors believed, after considering the potential benefits and negative factors associated with the Merger, that:

     o the Merger could be completed on the proposed terms and in a timely manner;
     o the potential long-term value to our stockholders of the Merger was greater than the available alternatives, including a liquidation of the company; and
     o costs related to the Merger would be exceeded by the proposed benefits of the Merger.

PRINCIPAL EFFECTS OF THE MERGER

     The following table illustrates the principal effects of the Merger on our company's capitalization table after giving effect to the reverse split, the increase in the number of authorized shares of common stock, the increase in the number of authorized shares of preferred stock and the creation of the new series of preferred stock:

                                                                                    NUMBER OF SHARES   NUMBER OF SHARES
                                                                                        PRIOR TO         SUBSEQUENT TO
CLASS OF SHARES                                                                        THE MERGER          THE MERGER
---------------                                                                     -----------------------------------
Common Stock Authorized:                                                            1,000,000,000         1,000,000,000
Common Stock Outstanding:                                                               1,578,947            19,548,800
Common Stock Reserved for Issuance Pursuant to Options:                                        --             5,000,000
Common Stock Available for Future Issuance:                                           998,421,053           975,451,200
Series A Preferred Stock Authorized:                                                    1,000,000             1,000,000
Series A Preferred Stock Outstanding:                                                      20,000                20,000
Series B Preferred Stock Authorized:                                                    1,000,000             1,000,000
Series B Preferred Stock Outstanding:                                                          --               440,257
Series C Preferred Stock Authorized:                                                    1,000,000             1,000,000
Series C Preferred Stock Outstanding:                                                          --               559,743
Series D Preferred Stock Authorized:                                                    1,000,000             1,000,000
Series D Preferred Stock Outstanding:                                                          --             1,000,000
Additional Preferred Stock Authorized:                                                 11,000,000            11,000,000
Additional Preferred Stock Outstanding:                                                        --                    --
Aggregate Number of Shares of All Classes of the Company's Stock Authorized         1,015,000,000         1,015,000,000

CHANGE IN CONTROL

     If and when the Merger is concluded with Nurovysn, the transaction will result in a change of control of AngelCiti with the officers and directors of AngelCiti to be designated by the principals of Nurovysn.

STOCK CERTIFICATES

     Upon the effective date of the Merger, our stockholders will not have to take any action with respect to the transfer and issuance of our stock to Nurovysn stockholders or with respect to the receipt of Nurovysn stock by our wholly owned subsidiary. The procedure for the surrender and exchange of the Nurovysn stock is set forth in the Merger Agreement. Nurovysn common stock holders will exchange their shares for shares of common stock in AngelCiti on a one for one basis as set forth in the Merger Agreement. Nurovysn Series A Preferred Stock holders will exchange their shares for shares of Series B Preferred Stock in AngelCiti on a one for one basis as set forth in the Merger Agreement. Nurovysn Series B Preferred Stock holders will exchange their shares for shares of Series C Preferred Stock in AngelCiti on a one for one basis as set forth in the Merger Agreement. Nurovysn Series C Preferred Stock holders will exchange their shares for shares of Series D Preferred Stock in AngelCiti on a one for one basis as set forth in the Merger Agreement.

CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION

     Nurovysn will be the surviving corporation in the Merger and become our wholly owned subsidiary, and at the effective time of the Merger Nurovysn Acquisition, Inc. will cease to exist as a separate corporate entity. Nurovysn's Articles of Incorporation and Bylaws will be the certificate of incorporation and bylaws of the combined subsidiary corporation. The Merger will result in a change of control of the Company, with the existing shareholders of Nurovysn owning approximately 98.55% of our outstanding shares immediately following completion of the Merger.

CONDITIONS TO MERGER AND ABANDONMENT

     Our obligations and Nurovysn's obligations to consummate the Merger are subject to certain conditions, any of which may be waived, including, without limitation:

     o we shall have obtained the affirmative vote of the holders of a majority of shares of our common stock in favor of the Merger which has been satisfied;
     o we shall have procured the resignations of the members of all of our Board of Directors and all of our executive officers;
     o Nurovysn shall have obtained the affirmative vote of the holders of at least 90% of the issued and outstanding shares of its capital stock in favor of the Merger;
     o no Nurovysn shareholders shall have dissented to the Merger or be entitled to exercise dissenters' rights in connection with the Merger;
     o neither party shall be subject to any order, decree or injunction of a court that would delay or prevent total completion of the Merger; and
     o parties shall confirm the truth of the representations and warranties of each party contained in the Merger Agreement as the date of the Merger.

CERTAIN FEDERAL INCOME TAX MATTERS

     There are no direct income tax consequences to our stockholders as a result of the Merger.

DISSENTER'S RIGHTS OF APPRAISAL

     If the merger is consummated AngelCiti stockholders may be entitled to seek an appraisal of, and be paid in cash the "fair value" of, their shares instead of receiving the merger consideration that they would otherwise be entitled to under the merger agreement. Section 92A.300 of the Nevada Revised Statutes sets forth the requirements that must be satisfied and the procedures that must be followed properly to exercise appraisal rights. AngelCiti stockholders should read Section 92A.300 in its entirety for a more complete description of their appraisal rights under Nevada law.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of February __, 2006 by (i) each of our directors, (ii) each of our executive officers, (iii) each person who is known by us to own beneficially more than 5% of our common or preferred stock and (iv) all directors and officers as a group.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Address of
Beneficial Owner                Title of Class               Amount of Shares             Percent of Class
------------------------------- ---------------------------- ---------------------------- ----------------------------
George Gutierrez                Common Stock                 30,712 shares (1)            0.004%
9000 Sheridan Street            Series A Preferred Stock     10,000 shares(2)             50%
Pembroke Pines, FL 33204
------------------------------- ---------------------------- ---------------------------- ----------------------------
Dean Ward                       Common Stock                 20,765 shares(1)             0.003%
9000 Sheridan Street            Series A Preferred Stock     10,000 shares(2)             50%
Pembroke Pines, FL 33204
------------------------------- ---------------------------- ---------------------------- ----------------------------
Cuxhaven Holdings Limited       Common Stock                 154,381,272 shares(1)        51.46%
1100 NW Loop 410
Suite 207
San Antonio TX 78213
------------------------------- ---------------------------- ---------------------------- ----------------------------
All Executive Officers and      Common Stock                 51,477 shares(1)             0.007%
Directors as a Group            Series A Preferred Stock     20,000 shares(2)             100%
(1 person)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) As of February __, 2006, we had 300,000,000 authorized shares of common stock of which 300,000,000 were issued and outstanding.
(2) Each share of Series A Preferred Stock outstanding was entitled to 20,000 votes as of the record date.



                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ George Gutierrez
                                            --------------------
                                            George Gutierrez, Chief
                                            Executive Officer and
                                            Chairman of the Board


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